UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 02, 2009 (Date of earliest event reported)
Corcept Therapeutics Incorporated (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	000-50679 (Commission File Number)	77-0487658 (IRS Employer Identification Number)

149 Commonwealth Drive, Menlo Park, CA (Address of principal executive offices)		94025 (Zip Code)
650-327-3270 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On February 2, 2009, Corcept Therapeutic Incorporated (the "Company") issued a press release announcing positive results from a clinical study that tested whether CORLUX mitigates the weight gain associated with Risperdal, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, including the exhibits attached hereto, is being "furnished" pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Item 7.01 of this Current Report on Form 8-K, including the exhibits attached hereto, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act regardless of any general incorporation language in such filing.

Item 8.01. Other Events

On February 2, 2009, the Company announced positive results from a clinical study that tested whether CORLUX mitigates the weight gain associated with Risperdal. The data demonstrated that adding CORLUX to Risperdal treatment in healthy subjects resulted in a statistically significant reduction in weight gain compared to that seen in subjects receiving Risperdal alone. Risperdal, a leading antipsychotic for the treatment of schizophrenia and bipolar disorder, is marketed by Johnson & Johnson. CORLUX is Corcept's late-stage GRII receptor antagonist, which the company is also evaluating in ongoing Phase 3 trials for psychotic depression and Cushing's Syndrome.

The data announced on February 2, 2009 confirmed results previously reported from similar clinical studies of CORLUX which demonstrated statistically significant mitigation of Zyprexa associated weight gain.

-- Study Design: The study was a four-week randomized double-blind controlled study in 75 lean, healthy men (body mass index of 23 or less). Subjects were randomized to receive either Risperdal plus placebo (n=30), Risperdal plus CORLUX (n=30) or CORLUX plus placebo (n=15). Daily weights were recorded and a range of metabolic parameters were measured.

-- Results: Subjects in the Risperdal alone group gained an average of 9.2 pounds, compared to a gain of 5.1 pounds in the Risperdal plus CORLUX group. This difference was highly statistically significant (p < 0.0001). Additional metabolic parameters, including fasting insulin, triglycerides and abdominal fat, are being analyzed. Consistent with prior studies, CORLUX appeared to be well tolerated.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits. The following material is furnished as an exhibit to this Current Report on Form 8-K:

            99.1       Press Release of Corcept Therapeutics Incorporated dated February 2, 2009

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 02, 2009	CORCEPT THERAPEUTICS INCORPORATED By: /s/ Caroline M. Loewy Caroline M. Loewy Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Corcept Therapeutics Incorporated dated February 02, 2009